THE PBHG FUNDS, INC.

                         SUPPLEMENT DATED JUNE 26, 2000
         To the Prospectuses for the PBHG Class and Advisor Class Shares


     This Supplement updates certain information contained in the Prospectus for the PBHG Class shares dated July 31, 1999, as supplemented on November 16, 1999, January 26, 2000, and April 14, 2000 and in the Prospectus for the PBHG Growth Fund - Advisor Class shares dated July 31, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the PBHG Class Prospectus, as supplemented, or the Advisor Class Prospectus free of charge, by calling 1-800-433-0051.

     On June 19, 2000, United Asset Management Corporation, the parent corporation of Pilgrim Baxter & Associates, Ltd., the investment adviser for each Fund, announced that it had agreed to be acquired by Old Mutual plc (the "Transaction"). The closing of the Transaction is expected to take place during the fourth quarter of 2000 and is subject to a number of conditions, including regulatory approval, approval of the shareholders of United Asset Management, and approval by those funds managed by Pilgrim Baxter which represent 90% of Pilgrim Baxter's aggregate fund management fees as of May 31, 2000. The Directors of The PBHG Funds, Inc. will be asked by United Asset Management and Old Mutual plc to approve new investment advisory agreements to take effect upon consummation of the Transaction. The Directors will consider this request at an upcoming board meeting, and if they approve, the fund shareholders will be asked to vote to approve such agreements.